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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

            Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 7, 2001

                              BANK ONE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    001-15323                31-0738296
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

    1 Bank One Plaza,  Chicago, IL                                  60670
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code:   312-732-4000



Item 5.  Other Events and Regulation FD Disclosure

  On September 7, 2001, the Registrant issued a news release announcing that it and Wachovia Corporation will end their agent bank relationship. A copy of the news release is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------
     99(a)             Registrant's September 7, 2001 news release announcing
                       that it and Wachovia Corporation will end their agent bank relationship.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BANK ONE CORPORATION
                                    (Registrant)


Date: September 7, 2001         By:         /s/ Charles W. Scharf
                                     -------------------------------------
                                Title:     Chief Financial Officer








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                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
--------------    -----------------------


99(a) Registrant's September 7, 2001 news release announcing that it and Wachovia Corporation will end their agent bank relationship.










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